EXECUTION COPY

AMENDMENT NO. 2 TO THE

CREDIT AGREEMENT

Dated as of April 3, 2003

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT among ALPHARMA INC., a Delaware corporation ("Holdings"), the banks, financial institutions and other lenders party hereto, and BANK OF AMERICA, as administrative agent and collateral agent (the "Administrative Agent"), as parties to the Credit Agreement referred to below.

PRELIMINARY STATEMENTS:

    Alpharma Operating Corporation, a Delaware corporation (the "Company"), Alpharma USPD Inc., a Maryland corporation (together with the Company and the Subsidiary Borrowers party thereto, the "Borrowers"), Holdings, the Lender Parties and the Administrative Agent have entered into a Credit Agreement dated as of October 5, 2001, as amended by Amendment No. 1 dated as of December 16, 2002 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
    Holdings and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
      Amendments to Credit Agreement

      . The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

        The definition of "Debt Securities" in Section 1.01 is deleted in its entirety, and the following definition substituted therefor:

        "Debt Securities" means the issuance by either Holdings or the Company, in one or more tranches, of either senior notes, senior subordinated notes, or convertible subordinated notes, in an aggregate principal amount of no more than $250,000,000 outstanding at any time (in the case of senior notes) or no more than $300,000,000 outstanding at any time (in the case of senior subordinated notes or convertible subordinated notes), in any such case (i) in a registered public offering or in a private placement, including a private placement for resale, pursuant to Rule 144A under the Securities Act (and the issuance of any such notes in a registered exchange offer in exchange for such initially issued notes) and (ii) with (A) a cash interest rate not in excess of 12% per annum, (B) a maturity date occurring no sooner than December 15, 2009 and (C) no additional or more restrictive financial or other operating covenants, defaults, required prepayment, required redemption or other similar terms more restrictive on, or less favorable to, Holdings or the Company, as applicable, than those contained in this Agreement."

        In the case where the Debt Securities consist solely of senior notes, (i) the defined term "Senior Leverage Ratio" in Section 1.01 is amended to read "Senior Secured Leverage Ratio" and (ii) the reference to "Senior Leverage Ratio" in Section 5.04(b) is amended to read "Senior Secured Leverage Ratio".
        Section 1.01 is further amended by inserting the following definition in alphabetical order:

        "Securities Act" means the Securities Act of 1933, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

        Article I is amended by inserting at the end of such Article the following new "Section 1.05", to read as follows:

        "SECTION 1.05. Financial Covenants. For purposes of calculating the financial covenants in Section 5.04, Holdings shall exclude all costs incurred in connection with the issuance of the Debt Securities, so long as such costs are incurred within 60 days of such issuance."

        Sub-section 2.06(b)(ii)(B)(1) is amended by inserting at the end of such sub-section the following new clause, to read as follows: "or Section 5.02(b)(iii)(K) and (L)".
        Section 5.02(b)(iii) is amended by inserting at the end of such Section the following new clauses "(K)" and "(L)", to read as follows:

        "(K) Debt Securities issued by Holdings (so long as no Debt Securities have been issued by the Company); and

        (L) Any guarantee by any Loan Party of the Debt Securities".

        Section 5.02(g) is amended by inserting at the end of such Section the following new clause "(vii)", to read as follows:

        "(vii) In the case where the Debt Securities are issued by Holdings, the Company may make payments to Holdings from time to time in amounts necessary to satisfy regularly scheduled payments thereunder (subject to subordination provisions reasonably acceptable to the Administrative Agent in the case where such Debt Securities are senior subordinated notes or convertible subordinated notes).".

        Section 5.02(i) is amended by inserting at the end of such Section the following new clause, to read as follows: ", except that the following shall be permitted: a change in accounting for liquid and creams inventory in the U.S. from a last-in-first-out (LIFO) method to first-in-first-out (FIFO) method, effective as of January 1, 2003".
        Section 5.02(j)(iii) is amended by inserting at the end of such Section the following new clause, to read as follows: "and no more than $2,500,000 of cash on hand".
        Section 5.02(s) is amended by inserting at the beginning of such Section the following clause, to read as follows:

        "In the case where the Debt Securities consist solely of either senior subordinated notes or convertible subordinated notes,".

        Section 5.03(r) is re-lettered as Section 5.03(q).
        Section 5.02 is amended by inserting at the end of such Section the following new subsection "(r)", to read as follows:

      "(r) Debt Securities. Concurrently with the closing of the issuance of any Debt Securities, a notice specifying (i) the aggregate principal amount of such issuance, (ii) whether such Debt Securities were issued by Holdings or the Company and (iii) whether such Debt Securities were senior notes, senior subordinated notes, or convertible subordinated notes."

      Fees

      . (a) On the date hereof, Holdings shall pay to the Administrative Agent, for the benefit of each Lender that executes this Amendment by no later than 3:00 PM (New York time) on Thursday, April 3, 2003, a work fee equal to ******% of the aggregate Commitments of each such Lender under the Credit Agreement as of the date hereof.

      (b) In addition to the fees specified in Section 2(a) hereof, upon the initial issuance (if any) by Holdings or the Company of Debt Securities which are senior notes, Holdings shall on the date of the closing of such issuance pay to the Administrative Agent, for the benefit of each Lender that received a fee pursuant to Section 2(a) hereof, an additional amendment fee equal to 0.05% of the aggregate Commitments of each such Lender under the Credit Agreement as of the date hereof.

      Conditions of Effectiveness

      . This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by Holdings and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment; and Section 1 of this Amendment shall become effective when and only when the Administrative Agent shall have received (a) the fees specified in Section 2(a) hereof, and payment of all other accrued fees and expenses of the Administrative Agent (including the reasonable accrued fees and expenses of counsel to the Administrative Agent invoiced on or prior to the date hereof) and (b) all of the following documents, each such document dated the date of receipt thereof by the Administrative Agent (unless otherwise specified), in form and substance satisfactory to the Administrative Agent:

          Counterparts of the Consent appended hereto (the "Consent"), executed by each of the Loan Parties (other than Holdings);
          Certified copies of (A) the resolutions of the Board of Directors of (1) Holdings approving this Amendment and the matters contemplated hereby and (2) each other Loan Party evidencing approval of the Consent and (B) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and all other matters contemplated hereby;
          A certificate signed by a duly authorized officer of Holdings stating that: (A) the representations and warranties contained in Section 4 hereof and in the Loan Documents are true and correct on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate, and (B) no event has occurred and is continuing that constitutes a Default.
      Representations and Warranties of Holdings

      . Holdings hereby represents and warrants as follows:

        Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation.
        The execution, delivery and performance by each Loan Party of this Amendment and the Consent, as applicable, to which it is a party, are within such Person's corporate or other powers, have been duly authorized by all necessary corporate or other action and do not (i) contravene such Person's Constitutive Documents, (ii) violate any Requirement of Law, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.
        No Governmental Authorization, and no other authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery or performance by any Loan Party of this Amendment or the Consent.
        This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto. This Amendment and the Consent are legal, valid and binding obligations of each Loan Party which is a party thereto, enforceable against each such Loan Party in accordance with their respective terms.
        There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or, to the knowledge any Loan Party, threatened before any Governmental Authority or arbitrator that purports to affect the legality, validity or enforceability of this Amendment or the Consent, or the consummation of any of the transactions contemplated hereby.
        The execution, delivery and performance of this Amendment and the Consent do not adversely affect the Liens created under any of the Collateral Documents.
      Reference to and Effect on the Loan Documents

      . (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.
            The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
      Costs, Expenses

      . The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

      Execution in Counterparts

      . This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

      Governing Law

. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALPHARMA INC.

By:__/s/Matthew Farrell_____________
Name: Matthew Farrell

Title: Executive Vice President and
Chief Financial Officer

BANK OF AMERICA, N.A.,

as Administrative Agent and Lender

By:__/s/ Joseph L. Corah____________
Name: Joseph L. Corah

Title: Principal

Agreed as of the date first above written:
BNP PARIBAS By:/s/ Shayn March Title: Vice President By:/s/ Duane P. Helkowski Title: Managing Director	BNP PARIBAS, OSLO BRANCH By:/s/ Cecilia Stenkula Title: General Manager By:/s/ Mikkel A. Vogt Title: General Manager - Corporate
CIBC, INC. By:/s/ Lindsay Gordon Title: Executive Director	CITICORP USA, INC. By:/s/ Allen Fisher Title: Vice President
FLEET NATIONAL BANK By: /s/ Virginia C. Stolzenthaler Title: Managing Director	IKP CAPITAL CORPORATION By: Title: President
NATIONAL CITY By: /s/Kevin M. Knopf Title: Vice President	ADDISON CDO, LIMITED (#1279) By: /s/ Mohan V. Phansalkar Title: Executive Vice President
AERIES FINANCE II LTD. By: INVESCO Senior Secured Management, Inc. As Sub-Managing Agent By: /s/ Thomas H. B. Ewal Title: Authorized Signatory	AIM FLOATING RATE FUND By: INVESCO Senior Secured Management, Inc. As Attorney in fact By: /s/ Thomas H.B. Ewald Title: Authorized Signatory

ALLIANCE CAPITAL FUNDING, L.L.C., as Assignee
By: Alliance Capital Management L.P., as
Investment Manager
By: Alliance Capital Management Corporation, as
General Partner

By: /s/ Teresa McCarthy

Title: Vice President

AMARA 2 FINANCE, LTD by: INVESCO Senior Secured Management, Inc. as Financial Manager By: /s/ Thomas H.B. Ewald Title: Authorized Signatory
AMERICAN EXPRESS CERTIFICATE CO. By: American Express Asset Management Group, Inc. as Collateral Manager By: /s/Yvonne E. Stevens Title Senior Managing Director	AMMC CDO II, LIMITED By: American Money Management Corp., as Collateral Manger By: /s/ David P. Meyer Title: Vice President
ANTARES CAPITAL CORPORATION By: /s/ Title: Managing Director	JPMORGAN CHASE BANK as Trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 1999 By: /s/ Leslie Hundley Title: Officer
APEX (Trimaran)CDO, LTD. By: Trimaran Advisors, LLC By: /s/ David M. Millison Title: Managing Director	ATHENA CDO, Limited (#1277) By: Pacific Investment Management Company LLC, as its Investment Advisor By: /s/ Mohan V. Phansalkar Title: Executive Vice President
AVALON CAPITAL, LTD By: INVESCO Senior Secured Management, Inc. as Portfolio Advisor By: /s/ Thomas H.B. Ewald Title: Authorized Signatory	AVALON CAPITAL, LTD 2 By: INVESCO Senior Secured Management, Inc. as Portfolio Advisor By: /s/ Thomas H.B. Ewald Title: Authorized Signatory
BLACK DIAMOND CLO 1998-1 LTD By: Title: Director	BLACK DIAMOND CLO 2000-1 LTD By: Title: Director
BLACK DIAMOND INTERNATIONAL FUNDING, LTD. By: Title: Director	BRYN MAWR CLO, LTD By: Deerfield Capital Management LLC as its Collateral Manager By: Dan Hattori Title: Vice President

CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM (#2980)
By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company

By: /s/ Mohan V. Phansalkar
Title: Executive Vice President

CAPITVA III Finance Ltd. (Acct. 275) as advised by Pacific Investment Management Company LLC By: David Dyer Title: Director
CAPITVA IV Finance Ltd. (Acct. 1275) as advised by Pacific Investment Management Company LLC By: David Dyer Title: Director	CARLYLE HIGH YIELD PARTNERS, L.P. By: /s/ Linda Pace Title: Principal
CARLYLE HIGH YIELD PARTNERS II, LTD. By: /s/ Linda Pace Title: Principal	CARLYLE HIGH YIELD PARTNERS III, LTD. By: /s/ Linda Pace Title: Principal
CARLYLE HIGH YIELD PARTNERS IV, LTD. By: /s/ Linda Pace Title: Principal	CENTURION CDO II, LTD By: American Express Asset Management Group Inc. as Collateral Manager By: /s/Leanne Stavrakis Title: Director - Operations
CENTURION CDO III, LTD By: American Express Asset Management Group Inc. as Collateral Manager By: /s/Leanne Stavrakis Title: Director - Operations	CENTURION CDO IV, LTD By: American Express Asset Management Group Inc. as Collateral Manager By: /s/Leanne Stavrakis Title: Director - Operations
CERES II FINANCE LTD By: INVESCO Senior Secured Management, Inc. as Sub-Managing Agent (Financial) By: /s/ Thomas H.B. Ewald Title: Authorized Signatory	CHARTER VIEW PORTFOLIO By: INVESCO Senior Secured Management, Inc. as Investment Advisor By: /s/ Thomas H.B. Ewald Title: Authorized Signatory
CITIGROUP INVESTMENTS CORPORATE LOANS FUND INC. By: Travelers Asset Management Int'l Co., LLC By: /s/ Matthew J. McInerny Title: Investment Officer	CLYDESDALE CLO 2001-1, LTD By: Nomura Corporate Research and Asset Management Inc. as Collateral Manager By: /s/ Elizabeth MacLean Title: Vice President
COLUMBUS LOAN FUNDING LTD. By: Travelers Asset Management Int'l Co., LLC By: /s/ Matthew J. McInerny Title: Investment Officer	CONTINENTAL CASUALTY COMPANY By: Title: Vice President
DELANO COMPANY (#274) By: Pacific Investment Management Co., LLC as its Investment Advisor By: /s/ Mohan V. Phansalkar Title: Executive Vice President	DENALI CAPITAL LLC, managing member of DC funding Partners, Portfolio manager for DENALI CAPITAL CLO I, LTD, or an affiliate By: John P. Thacker Title: Chief Credit Officer
DENALI CAPITAL LLC, managing member of DC funding Partners, Portfolio manager for DENALI CAPITAL CLO II, LTD, or an affiliate By: John P. Thacker Title: Chief Credit Officer	DIVERSIFIED CREDIT PORTFOLIO LTD. By: INVESCO Senior Secured Management, Inc. as Investment Advisor By: /s/ Thomas H.B. Ewald Title: Authorized Signatory
ENDURANCE CLO I, LTD by: ING Capital Advisors, LLC as Portfolio Manager By: /s/ Helen Y. Rhee Title: Senior Vice President	NEMEAN CLO, LTD by: ING Capital Advisors, LLC as Investment Manager By: /s/ Helen Y. Rhee Title: Senior Vice President
SEQUILS-ING (HBDGM), LTD by: ING Capital Advisors, LLC as Collateral Manager By: /s/ Helen Y. Rhee Title: Senior Vice President	ARCHIMEDES FUNDING III, LTD. by: ING Capital Advisors, LLC as Collateral Manager By: /s/ Helen Y. Rhee Title: Senior Vice President
ARCHIMEDES FUNDING IV, LTD. by: ING Capital Advisors, LLC as Collateral Manager By: /s/ Helen Y. Rhee Title: Senior Vice President	ORYX CLO, LTD., as a Lender by: ING Capital Advisors, LLC as Collateral Manager By: /s/ Helen Y. Rhee Title: Senior Vice President
FLAGSHIP CLO 2001-1 By: Flagship Capital Management, Inc. By: Title: Director	FLAGSHIP CLO II By: Flagship Capital Management, Inc. By: Title: Director
FOREST CREEK CLO, LTD By: Deerfield Capital Management LLC as its Collateral Manager By: Dan Hattori Title: Vice President	FRANKLIN CLO I, LIMITED By: /s/Richard D'Addario Title: Senior Vice President
FRANKLIN CLO II, LIMITED By: /s/Richard D'Addario Title: Senior Vice President	FRANKLIN FLOATING RATE TRUST By: /s/Richard D'Addario Title: Senior Vice President
GALAXY CLO 1999-1, LTD By: /s/ W. Jeffrey Baxter Title: Authorized Agent	HARBOUR VIEW CDO II, LTD By: /s/ Bill Campbell Title: Manager
HARBOUR VIEW CDO IV, LTD By: /s/ Bill Campbell Title: Manager	IDS LIFE INSURANCE COMPANY By: American Express Asset Management Group, Inc. As Collateral Manager By: /s/ Yvonne E. Stevens Title: Senior Managing Director
INDOSUEZ CAPITAL FUNDING IIA, LTD. By: Indosuez Capital as Portfolio Advisor By: /s/ Charles Kobayashi Title: Principal and Portfolio Manager	INVESCO CBO 2000-1 LTD. By: INVESCO Senior Secured Management, Inc. as Portfolio Advisor By: /s/ Thomas H.B. Ewald Title: Authorized Signatory
JISSEKIKUN FUNDING, LTD. (#1288) By: Pacific Investment Management Company LLC, as its Investment Advisor By: /s/ Mohan V. Phansalkar Title: Executive Vice President	JPMORGAN CHASE BANK as Trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 1999 By: /s/ Leslie Hundley Title: Officer
JUPITER LOAN FUNDING LLC By: /s/ Ann E. Morris Title: Asst. Vice President	KATONAH I, LTD. By: /s/ Ralph Della Rocca Title: Authorized Officer Katonah Capital, LLC as Manager
KATONAH II, LTD. By: /s/ Ralph Della Rocca Title: Authorized Officer Katonah Capital, LLC as Manager	KATONAH III, LTD. By: /s/ Ralph Della Rocca Title: Authorized Officer Katonah Capital, LLC as Manager
KZH CYPRESSTREE-1 LLC By: /s/ Dorian Herrera Title: Authorized Agent	KZH ING-2 LLC By: /s/ Dorian Herrera Title: Authorized Agent
KZH RIVERSIDE LLC By: /s/ Dorian Herrera Title: Authorized Agent	KZH SOLEIL LLC By: /s/ Dorian Herrera Title: Authorized Agent
KZH SOLEIL-2 LLC By: /s/ Dorian Herrera Title: Authorized Agent	KZH STERLING LLC By: /s/ Dorian Herrera Title: Authorized Agent
LONG LANE MASTER TRUST IV By: Fleet National Bank as Trust Administrator By: /s/ Kevin Kerans Title: Managing Director	MADISON AVENUE CDO III LTD By: Metropolitan Life Insurance Company, as Collateral Manager By: /s/ David W. Farrell Title: Director
METROPOLITAN LIFE INSURANCE CO. By: Title: Director	MOUTAIN CAPITAL CLO 1 LTD By: /s/Chris Siddons Title: Director
MOUTAIN CAPITAL CLO II LTD By: /s/Chris Siddons Title: Director	MUIRFIELD TRADING LLC By: /s/ Ann E. Morris Title: Asst. Vice President
NOMURA BOND & LOAN FUND By: UFJ Trust Company of NY as Trustee By: Nomura Corporate Research and Asset Management Inc. Attorney in Fact By: /s/ Elizabeth MacLean Title: Vice President	OLYMPIC FUNDING TRUST SERIES 1999-1 By: /s/ Anne E. Morris Title: Authorized Agent
OPPENHEIMER SENIOR FLOATING RATE FUND By: /s/ Bill Campbell Title: Manager	PILGRIM CLO 1999 - 1 LTD by: ING Investments, LLC as its Investment Manager By: /s/ Michel Prince, CFA Title: Vice President
ML CLO XII PILGRIM AMERICA (CAYMAN) LTD. by: ING Investments, LLC as its Investment Manager By: /s/ Michel Prince, CFA Title: Vice President	PROTECTIVE LIFE INSURANCE COMPANY By: /s/ Diane S. Greswld Title: AVP

PRUDENTIAL SERIES FUND INC. (#1241)
By: Pacific Investment Management Company, LLC, as its Investment Advisor, acting through State Street Bank and Trust Company, in the Nominee Name of IFTCO

By: /s/ Mohan V. Phansalkar
Title: Executive Vice President

PVIT HIGH YIELD BOND PORTFOLIO (#686)
By: Pacific Investment Management Company, LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company, in the Nominee Name of IFTCO

By: /s/ Mohan V. Phansalkar
Title: Executive Vice President

RIVIERA FUNDING LLC By: Ann E. Morris Title: Asst Vice President	ROSEMONT CLO LTD By: Deerfield Capital Management LLC as its Collateral Manager By: /s/ Dan Hattori Title: Vice President
ROYALTON COMPANY (#280) By: Pacific Investment Management Co. LLC as its Investment Advisor By: /s/Mohan V. Phansalkar Title: EVP	SAN JOAQUIN CDO I LIMITED (#1282) By: Pacific Investment Management Co. LLC as its Investment Advisor By: /s/Mohan V. Phansalkar Title: EVP
SAWGRASS TRADING LLC By: /s/ Ann E. Morris Title: Asst. Vice President	SEABOARD CLO 2000 LTD By: ORIX Capital Markets, LLC its Collateral Manager By: Title: Managing Director
SEQUILS - CENTURION V, LTD By: American Express Asset Management Group Inc. as Collateral Manager By: Leanne Stavrakis Title: Director - Operations	SEQUILS - CUMBERLAND I LTD By: Deerfield Capital Management LLC as its Collateral Manager By: /s/ Dan Hattori Title: Vice President
SEQUILS - LIBERTY, LTD By: INVESCO Senior Secured Management, Inc. As Collateral Manager By: /s/ Thomas H.B. Ewald Title: Authorized Signatory	SEQUILS - MAGNUM, LTD. (#1280) By: Pacific Investment Management Co. LLC as its Investment Advisor By: /s/Mohan V. Phansalkar Title: EVP
SMOKY RIVER CDO, L.P. By: RBC Leveraged Capital as Portfolio Advisor By: /s/ Melissa Marano Title: Partner	THE SUMITOMO TRUST & BANKING CO., LTD, NEW YORK BRANCH By: /s/ Elizabeth A. Quirk Title: Vice President
SUNAMERICA LIFE INSURANCE COMPANY By: /s/ W. Jeffrey Baxter Title: Authorized Agent	THE TRAVELERS INSURANCE CO. By: /s/ Matthew J. McInerny Title: Investment Officer
TRITON CBO III, LTD By: INVESCO Senior Secured Management, Inc. As Investment Manager By: /s/ Thomas H.B. Ewald Title: Authorized Signatory	TRS I LLC By: /s/ Alice L. Wagner Title: Vice President

US HIGH YIELD BOND FUND I (#1402)
By: Pacific Investment Management Co. LLC
as its Investment Advisor, acting through the Bank of New York in the Nominee Name of Hare & Co.

By: /s/Mohan V. Phansalkar
Title: EVP

VAN KAMPEN PRIME RATE INCOME TRUST By: Van Kampen Investment Advisory Corp. By: Brad Langs Title: Executive Director
VAN KAMPEN SENIOR INCOME TRUST By: Van Kampen Investment Advisory Corp. By: Brad Langs Title: Executive Director	VAN KAMPEN CLO I, LTD By: Van Kampen Investment Advisory Corp. as Collateral Manager By: William D. Lenga Title: Vice President
VAN KAMPEN CLO II, LTD By: Van Kampen Investment Advisory Corp. as Collateral Manager By: William D. Lenga Title: Vice President	WINGED FOOT FUNDING TRUST By: Ann E. Morris Title: Authorized Agent
WRIGLEY CDO, LTD (#1285) By: Pacific Investment Management Company LLC, as its Investment Advisor By: /s/ Mohan V. Phansalkar Title: Executive Vice President

CONSENT

Dated as of April 3, 2003

Each of the undersigned, as Guarantors under, as applicable, the (i) Parent Guaranty dated as of October 5, 2001, (ii) Subsidiary Guaranty dated as of October 5, 2001 or (iii) Subsidiary Guaranty dated as of December 26, 2001, in each case in favor of the Secured Parties referred to therein (collectively, the "Guaranty"), hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) each of the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

ALPHARMA OPERATING CORPORATION

By:_/s/Robert F. Wrobel____________
Title: Secretary

ALPHARMA USPD INC.

By:_/s/Robert F. Wrobel____________
Title: Secretary

ALPHARMA U.S. INC.

By:_/s/Robert F. Wrobel____________
Title: Secretary

BARRE PARENT CORPORATION

By:_/s/Robert F. Wrobel____________
Title: Secretary

G.F. REILLY COMPANY

By:_/s/Robert F. Wrobel____________
Title: Secretary

PARMED PHARMACEUTICALS, INC.

By:_/s/Robert F. Wrobel____________
Title: Secretary

ALPHARMA EURO HOLDINGS INC.

By:_/s/Robert F. Wrobel____________
Title: Secretary

ALPHARMA (BERMUDA) INC.

By:_/s/Robert F. Wrobel____________
Title: Secretary

ALPHARMA USHP INC.

By:_/s/Robert F. Wrobel____________
Title: Secretary

ALPHARMA US PHARMACEUTICAL LLC

By:_/s/Robert F. Wrobel____________
Title: Secretary

ALPHARMA ANIMAL HEALTH COMPANY

By:_/s/Robert F. Wrobel____________
Title: Secretary

MIKJAN CORPORATION

By:_/s/Robert F. Wrobel____________
Title: Secretary

ALPHARMA NW INC.

By:_/s/Robert F. Wrobel____________
Title: Secretary

NMC LABORATORIES, INC.

By:_/s/Robert F. Wrobel____________
Title: Secretary

US ORAL PHARMACEUTICALS PTY LTD

By:_/s/Robert F. Wrobel____________
Title: Secretary

FAULDING HOLDINGS INC.

By:_/s/John W. LaRocca____________
Title: Assistant Secretary

FAULDING PHARMACEUTICALS INC.

By:_/s/John W. LaRocca____________
Title: Assistant Secretary

POINT HOLDINGS INC.

By:_/s/John W. LaRocca____________
Title: Assistant Secretary

PUREPAC PHARMACEUTICAL HOLDINGS INC.

By:_/s/Robert F. Wrobel____________
Title: Secretary

FAULDING LABORATORIES INC.

By:_/s/Robert F. Wrobel____________
Title: Secretary

PUREPAC PHARMACEUTICAL CO.

By:_/s/Robert F. Wrobel____________
Title: Secretary